Exhibit 10.24(b)

Execution Version
OMNIBUS AMENDMENT NO. 1

OMNIBUS AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of December 27, 2024 (the “Original Closing Date”), among FRONTIER BRAND INTELLECTUAL PROPERTY, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“Brand IP Borrower”), FRONTIER LOYALTY PROGRAMS, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (the “Loyalty IP Borrower” and, together with the Brand IP Borrower, as the context may require, the “Borrowers” and each a “Borrower”), FRONTIER AIRLINES, INC., a Colorado corporation (“Frontier”), FRONTIER AIRLINES HOLDINGS, INC., a Delaware corporation (“Frontier Airlines Holdings”), FRONTIER GROUP HOLDINGS, INC., a Delaware corporation (the “Parent” and, together with Frontier and Frontier Airlines Holdings, the “Parent Guarantors”), FRONTIER FINANCE 1, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“HoldCo 1”), FRONTIER FINANCE 2, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“HoldCo 2” and, together with HoldCo 1, as the context may require, the “Bermuda Guarantors” and, together with the Parent Guarantors, the “Guarantors”), each of the entities party hereto as a lender (the “Lenders”), CITIBANK, N.A., as administrative agent for the Lenders (together with its permitted successors and permitted assigns in such capacity, the “Administrative Agent”), CITIBANK, N.A. as collateral agent (in such capacity, together with its permitted successor and permitted assigns in such capacity, the “Collateral Agent”) and CITIBANK, N.A., as depository under the Collateral Agency and Accounts Agreement and securities intermediary under the Account Control Agreement.
WHEREAS, the Borrowers, the Parent Guarantors, the Bermuda Guarantors, the Administrative Agent, the Collateral Agent, and the Lenders are party to that certain Revolving Loan and Guaranty Agreement, dated September 26, 2024 (as amended, amended and restated, modified, or otherwise supplemented prior to the date hereof, the “Credit Agreement”);
WHEREAS, each of the Borrowers and Bermuda Guarantors intend to effect a Permitted SPV Reorganization and reorganize from exempted companies incorporated with limited liability under the laws of the Cayman Islands to exempted companies continued and existing under the laws of Bermuda (the “Reorganization”);
WHEREAS, immediately upon the effectiveness of the Reorganization and Amendment No. 1 Effective Date (as defined below), each of the Borrowers and Bermuda Guarantors shall continue as exempted companies pursuant to section 132C of the Companies Act 1981 of Bermuda (each, a “Reorganized Entity”); and
WHEREAS, the parties hereto wish to amend the Credit Agreement and, as applicable, each other Transaction Document referenced herein to provide, among other things, for the Reorganization, in each case on and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Exhibit 10.24(b)

Execution Version
Section 1. Definitions. Except as otherwise defined herein, terms defined in the Credit Agreement (including by cross-reference) are used herein as defined therein.
Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the Reorganization and Amendment No. 1 Effective Date (as defined below), each of the Credit Agreement and each other Transaction Document is hereby amended as follows:
(a)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “this Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to such Transaction Document as amended hereby.
(b)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “FRONTIER BRAND INTELLECTUAL PROPERTY, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands” shall be deemed to be references to “FRONTIER BRAND INTELLECTUAL PROPERTY, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda”.
(c)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “FRONTIER BRAND INTELLECTUAL PROPERTY, LTD.” and each reference to the “Brand IP Borrower” in such Transaction Document shall be deemed to refer to the applicable Reorganized Entity.
(d)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “FRONTIER LOYALTY PROGRAMS, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands” shall be deemed to be references to “FRONTIER LOYALTY PROGRAMS, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda”.
(e)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “FRONTIER LOYALTY PROGRAMS, LTD.” and each reference to the “Loyalty IP Borrower” in such Transaction Document shall be deemed to refer to the applicable Reorganized Entity.
(f)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “FRONTIER FINANCE 1, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands” shall be deemed to be references to “FRONTIER FINANCE 1, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda”.
(g)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “FRONTIER FINANCE 1, LTD.” and each reference to the “HoldCo 1” in such Transaction Document shall be deemed to refer to the applicable Reorganized Entity.

Exhibit 10.24(b)

Execution Version
(h)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “FRONTIER FINANCE 2, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands” shall be deemed to be references to “FRONTIER FINANCE 2, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda”.
(i)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “FRONTIER FINANCE 2, LTD.” and each reference to the “HoldCo 2” in such Transaction Document shall be deemed to refer to the applicable Reorganized Entity.
(j)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “Cayman Guarantors” shall be deemed to refer to “Bermuda Guarantors”.
(k)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “Cayman Islands” shall be deemed to refer to “Bermuda”.
(l)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “Cayman Share Mortgage” shall be deemed to refer to “Bermuda Share Mortgage”.
(m)References in any Transaction Document (except as expressly provided in this Amendment No. 1) to “Deeds of Undertaking” shall be deemed to refer to “Amended and Restated Deeds of Undertaking”.
(n)References in any Transaction Document to “consolidation” and its cognates shall be deemed to refer to “consolidation or amalgamation” and their respective cognates.
(o)For purposes of Section 10.01 of the Credit Agreement, the notice details of the Reorganized Entities are as set forth in Annex 1.
(p)The following new definitions will be added to Section 1.01 of the Credit Agreement in the correct alphabetical order:
““Amended and Restated Deeds of Undertaking” means (i) the amended and restated deed of undertaking in respect of the Loyalty IP Borrower to be entered into on or about the Amendment No. 1 Effective Date among the Loyalty IP Borrower, HoldCo 2, the Collateral Agent and Walkers Fiduciary Limited, (ii) the amended and restated deed of undertaking in respect of the Brand IP Borrower to be entered into on or about the Amendment No. 1 Effective Date among the Brand IP Borrower, HoldCo 2, the Collateral Agent and Walkers Fiduciary Limited, (iii) the amended and restated deed of undertaking in respect of HoldCo 2 to be entered into on or about the Amendment No. 1 Effective Date among HoldCo 2, HoldCo 1, the Collateral Agent and Walkers Fiduciary Limited, and (iv) the amended and restated deed of undertaking in respect of HoldCo 1 to be entered into on or about the Amendment No. 1 Effective Date among HoldCo 1, Frontier, the Collateral Agent and Walkers Fiduciary Limited.”
““Amendment No. 1 Effective Date” means December 27, 2024.”

Exhibit 10.24(b)

Execution Version
““Bermuda Guarantors” means HoldCo 1 and HoldCo 2.”
““Bermuda Share Charges” means the equitable charges over shares in (a) the Loyalty IP Borrower, dated the Amendment No. 1 Effective Date, between HoldCo 2 and the Collateral Agent, (b) the Brand IP Borrower, dated the Amendment No. 1 Effective Date, between HoldCo 2 and the Collateral Agent, (c) HoldCo 2, dated the Amendment No. 1 Effective Date, between HoldCo 1 and the Collateral Agent, and (d) HoldCo 1, dated the Amendment No. 1 Effective Date, between Frontier and the Collateral Agent, in each case, for the benefit of the Senior Secured Parties.”
““Amendment No. 1” means the Omnibus Amendment No. 1 dated as of December 27, 2024 among the Borrowers, the Guarantors party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.”
(q)The definition of “Cayman Guarantors” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
(r)The definition of “Cayman Share Mortgages” in Section 1.01 of the Credit Agreement is hereby amended and replaced with the following:
““Cayman Share Mortgages” means the equitable mortgages over shares in (a) the Loyalty IP Borrower, dated the Closing Date, between HoldCo 2 and the Collateral Agent, (b) the Brand IP Borrower, dated the Closing Date, between HoldCo 2 and the Collateral Agent, (c) HoldCo 2, dated the Closing Date, between HoldCo 1 and the Collateral Agent, and (d) HoldCo 1, dated the Closing Date, between Frontier and the Collateral Agent, each for the benefit of the Senior Secured Parties.”
(s)The definition of “Administrator” in Section 1.01 of the Credit Agreement is hereby amended and replaced with the following:
““Administrator” means Walkers Corporate (Bermuda) Limited in its capacity as administrator under the Administration Agreements.”
(t)The definition of “Bankruptcy Law” in Section 1.01 of the Credit Agreement is hereby amended and replaced with the following:
““Bankruptcy Law” means the Bankruptcy Code or any similar federal, state or foreign law relating to reorganization, arrangement, adjustment, winding-up, liquidation (including provisional liquidation), dissolution, restructuring, composition or other debtor relief, including, without limitation, Part XIII of the Companies Act 1981 of Bermuda and the Companies (Winding-Up) Rules 1982 of Bermuda, each as amended from time to time, and any bankruptcy, insolvency, winding-up, reorganization, restructuring or similar law enacted under the laws of the Bermuda or any other applicable jurisdiction.”
(u)The definition of “Barclays Co-Branded Consent” in Section 1.01 of the Credit Agreement is hereby amended and replaced with the following:
““Barclays Co-Branded Consent” shall mean that certain Loyalty Partner Consent to Assignment, dated as of the Closing Date, by and among Barclays Bank Delaware, the

Exhibit 10.24(b)

Execution Version
Parent Guarantors, the Borrowers and the Collateral Agent, as supplemented by Supplement No. 1 to Loyalty Partner Consent to Assignment, dated as of the Amendment No. 1 Effective Date, by and among Barclays Bank Delaware, the Parent Guarantors, the Borrowers and the Collateral Agent.”
(v)The definition of “Independent Director Criteria” in Section 1.01 of the Credit Agreement is hereby amended and replaced with the following:
““Independent Director Criteria” means criteria that shall be satisfied only in respect of a natural person that (a) is a director who has prior experience as an independent director, independent manager or independent member with at least three years of employment experience; (b) either is approved by both Frontier and the Administrative Agent, or is provided by a company nationally recognized in the United States, Bermuda or the Cayman Islands for providing professional independent managers and directors, that is not an Affiliate of any Loan Party or the Collateral Agent and that provides professional independent managers and directors and other corporate services in the ordinary course of its business, and which individual is duly appointed as an Independent Director; and (c) is not, and has never been, and will not while serving as Independent Director be, any of the following: (i) a member, partner, equityholder, manager, director, officer or employee of any Borrower or any of its equityholders, the Collateral Agent or any affiliates of the foregoing (except immaterial equity ownership in a Parent Guarantor or other than as an Independent Director of any SPV Party or any other Affiliate of a Borrower that is required by a creditor to be a single purpose bankruptcy-remote entity, provided that such Person is either is approved by both Frontier and the Administrative Agent or employed by a company that routinely provides professional independent managers or directors); (ii) a creditor, supplier or service provider (including provider of professional services) to either Borrower, the Collateral Agent or any of their respective equityholders or Affiliates (other than a nationally recognized company that routinely provides professional independent managers and directors and other corporate services to the Borrowers, the Collateral Agent or any of their respective equityholders or Affiliates in the ordinary course of business); (iii) a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or (iv) a Person that controls (whether directly, indirectly or otherwise) any of clause (i), (ii) or (iii) above.
Any director who is an employee of Walkers Corporate (Bermuda) Limited or Walkers Fiduciary Limited shall be deemed to meet the requirements of an “Independent Director” for purposes of this definition.”
(w)The definition of “Specified Organization Documents” in Section 1.01 of the Credit Agreement is hereby amended and replaced with the following:
““Specified Organization Documents” means (i) the Memorandum of Continuance and Bye-laws of the Loyalty IP Borrower, dated as of the Amendment No. 1 Effective Date, (ii) the Memorandum of Continuance and Bye-laws of the Brand IP Borrower, dated as of the Amendment No. 1 Effective Date, (iii) the Memorandum of Continuance and Bye-laws of HoldCo 2, dated as of the Amendment No. 1 Effective Date, and (iv) the Memorandum of Continuance and Bye-laws of HoldCo 1, dated as of the Amendment

Exhibit 10.24(b)

Execution Version
No. 1 Effective Date, in each case, as amended, restated or otherwise modified from time to time as permitted thereby and by this Agreement and the other Collateral Documents.”
Section 3.Representations and Warranties. Each of the Loan Parties represents and warrants to the Senior Secured Parties that on the Amendment No. 1 Effective Date:
(a)the representations and warranties of the Loan Parties set forth in Section 3 of the Credit Agreement and in the other Transaction Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, or as to any such representation or warranty that refers to a specific date, as of such specific date;
(b)no Default or Event of Default has occurred and is continuing;
(c)it has duly authorized, executed and delivered this Amendment No. 1;
(d)this Amendment No. 1, the Credit Agreement and each other Transaction Document to which it is a party, as amended hereby, constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and to general equity principles;
(e)subject to satisfaction of the perfection requirements specified in Section 4(e) hereto, each security interest granted by the Loan Parties pursuant to the Transaction Documents remains effective and perfected following the Reorganization, and the Reorganization does not affect the priority thereof; and
(f)the Reorganization and transactions contemplated thereby and by this Amendment No. 1 will not materially impair the Liens on the Collateral granted by the Loan Parties in favor of the Senior Secured Parties.
Section 4. Conditions Precedent. The amendments to the Transaction Documents set forth in Section 2 of this Amendment No. 1 shall not become effective until the date on which the conditions below are satisfied, each of which shall be reasonably satisfactory to the Administrative Agent and the Lenders.
(a)Execution. The receipt by the Administrative Agent of executed counterparts of (i) this Amendment No. 1, (ii) the Bermuda Share Mortgages, (iii) Supplement No. 1 to Loyalty Partner Consent to Assignment, and (iv) Amended and Restated Declarations of Trust in respect of each Reorganized Entity.
(b)Officer’s Certificate. The receipt by the Administrative Agent of a certificate from a Responsible Officer of each of the Borrowers and the Bermuda Guarantors, dated the Amendment No. 1 Effective Date, attaching a true and correct copy of (i) (A) the Register of Members and (B) the Register of Directors and Officers, each as in full force and effect as at the date hereofwith customary attachements to be, (ii) the resolutions duly passed at a meeting of the board of directors of each Reorganized Entity dated on or around the date hereof (the "Resolutions") authorising and approving the transactions contemplated in the documents set forth therein, and (iii) the names, titles and specimen signatures of the persons authorised under

Exhibit 10.24(b)

Execution Version
the Resolutions to execute the documents set forth in the Resolutions, with other customay attachments as set forth in Section 4.01(a) of the Credit Agreement to follow when available following the Amendment No. 1 Effective Date.
(c)Legal Opinions. The receipt by the Administrative Agent of legal opinions, dated as of the Amendment No. 1 Effective Date, and in form and substance reasonably satisfactory to the Administrative Agent and the Lenders including (i) a customary written opinion of Latham & Watkins LLP, special New York counsel to the Loan Parties, including a non-conflict with certain contractual obligations opinion, (ii) a customary written opinion of in-house counsel to Frontier, and (iii) a customary written opinion of Walkers (Bermuda) Limited, special Bermuda counsel to the Senior Secured Parties and the Loan Parties, including as to non-consolidation of the Borrowers, HoldCo 1, HoldCo 2 and Frontier.
(d)Reorganization. The Administrative Agent shall have received evidence, in form and substance satisfactory to it that the Reorganization has been duly effected in accordance with the laws of the Cayman Islands and Bermuda.
(e)Perfection. UCC-3 financing statements with respect to each UCC-1 financing statement filed in connection with the effectiveness of the Transaction Documents with respect to which a Reorganized Entity is the debtor shall have been duly filed in all places that the Collateral Agent shall have reasonably requested.
(f)Expenses. Notwithstanding anything in the Transaction Documents to the contrary, the Borrowers shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Collateral Agent and the Depositary (including reasonable attorneys’ fees of Milbank LLP, Walkers Cayman LLP and Walkers (Bermuda) Limited) for which the Borrower has received an invoice from the Administrative Agent at least one (1) Business Day in advance, in connection with this Amendment No. 1.
Section 5. Further Assurances.
(a)Each of the Loan Parties agree that from time to time, it shall promptly execute and deliver all further documents and instruments, and take all further actions, that may be required or advisable under applicable law, or that the Administrative Agent or Collateral Agent may reasonably request, in order to preserve, protect and perfect the validity, perfection and priority of the Liens and security interests created or intended to be created by the hereby or by any Transaction Document to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder or under any Transaction Document with respect to the Collateral. For the avoidance of doubt, the requirements of this Section 5 shall not create any obligation of any Loan Party to provide any Frontier Miles Agreements (or copies thereof), or disclose any information therein that was not otherwise disclosed on the Original Closing Date.
(b)Without prejudice to the generality of the foregoing, the Loan Parties shall:
(i) promptly after the Amendment No. 1 Effective Date effect registration, or assist the Collateral Agent in effecting registration, of the relevant Collateral Documents with the Registrar of Companies of Bermuda pursuant to section 55 or section 61 (as applicable) of the Companies Act

Exhibit 10.24(b)

Execution Version
1981 of Bermuda by making the required filing, or assisting the Collateral Agent in making the required filing, in the approved form with the Registrar of Companies and (if applicable) provide confirmation in writing to the Collateral Agent that such filing has been made;
(ii)immediately on receipt, deliver or procure to be delivered to the Collateral Agent each certificate of registration of charge issued by the Registrar of Companies evidencing that the requirements of Part V of the Companies Act 1981 of Bermuda as to registration have been complied with; and
(iii)promptly after the Amendment No. 1 Effective Date file, or cause to be filed, with the USPTO, a name change by recording the certificate of continuance (or the equivalent document provided by the Bermuda Registrar of Companies in connection with the Reorganization) with respect to each Reorganized Entity (as applicable).
Section 6.Acknowledgment and Ratification. (i) Each Loan Party, by its execution of this Amendment No. 1, hereby consents to the amended Transaction Documents, (ii) (a) each Reorganized Entity hereby re-pledges and re-grants and (b) each other Loan Party hereby ratifies and reaffirms each pledge and grant to the Collateral Agent for the benefit of the Senior Secured Parties of a lien on, or security interest in, its respective Collateral (as defined in the Collateral Documents) to secure the Senior Secured Debt Obligations (as defined in the Collateral Agency and Accounts Agreement), (iii) confirms and ratifies that all of its obligations (including, without limitation, guarantees) under the Transaction Documents and the liens and security interests granted by it under any Collateral Document to which it is a party shall continue in full force and effect in favor of the Collateral Agent for the benefit of the Senior Secured Parties (as defined therein) with respect to the Transaction Documents as amended by this Amendment No. 1, and (iv) the amendments set forth herein shall be effective as to the Transaction Documents as and from the Reorganization and the Amendment No. 1 Effective Date any and all references to any of the Transaction Documents shall be deemed to refer to such document as amended hereby.
Section 7. Guaranty. Each of the Guarantors acknowledge and agree that the transactions contemplated herein shall not affect the Guaranteed Obligations or their obligations under the Transaction Documents as amended hereby, as applicable, and that such obligations shall remain in full force and effect as amended by the transactions contemplated herein.
Section 8. Statement of Intent. Each of the parties hereto confirms and agrees that this Amendment No. 1 and the Reorganization shall not alter the economic and financial terms and conditions of the Transaction Documents as concerns the rights and obligations of the Senior Secured Parties. The financial and other obligations, duties or liabilities of the Senior Secured Parties shall not be increased, nor shall the rights and benefits of the Senior Secured Parties under the Transaction Documents be reduced as a result of this Amendment No. 1 or the Reorganization or the transactions contemplated thereby.
Section 9. No Novation. Neither this Amendment No. 1 nor the occurrence of the Reorganization shall extinguish the obligations outstanding under the Transaction Documents or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of

Exhibit 10.24(b)

Execution Version
the obligations outstanding under any of the Transaction Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Amendment No. 1, the amended Credit Agreement, any other Transaction Document or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under the Transaction Documents. Each of the Transactions Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.
Section 10.Miscellaneous. The provisions of Section 10.04, 10.05, 10.09, 10.12, 10.15 and 10.16 of the Credit Agreement shall apply to this Amendment No. 1 , mutatis mutandis. This Amendment No. 1 shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Transaction Documents. Each Lender hereby instructs the Administrative Agent and the Collateral Agent to execute and deliver this Amendment No. 1 and any other documents as contemplated hereby.
[Signature pages to follow]

Exhibit 10.24(b)

Execution Version
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

BORROWERS:

FRONTIER BRAND INTELLECTUAL PROPERTY, LTD., a Bermuda exempted company

By: /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

Exhibit 10.24(b)

Execution Version
FRONTIER LOYALTY PROGRAMS, LTD., a Bermuda exempted company

By: /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

Exhibit 10.24(b)

Execution Version
FRONTIER AIRLINES, INC., a Colorado corporation

By: /s/ Howard Diamond
Name: Howard M. Diamond
Title: Executive Vice President, Legal and Corporate Affairs; Corporate Secretary

Exhibit 10.24(b)

Execution Version
FRONTIER GROUP HOLDINGS, INC., a Delaware corporation

By: /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Executive Vice President, Legal and Corporate Affairs; Corporate Secretary

Exhibit 10.24(b)

Execution Version
FRONTIER AIRLINES HOLDINGS, INC., a Delaware corporation

By: /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Executive Vice President, Legal and Corporate Affairs

Exhibit 10.24(b)

Execution Version
FRONTIER FINANCE 1, LTD., a Bermuda exempted company

By: /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

Exhibit 10.24(b)

Execution Version
FRONTIER FINANCE 2, LTD., a Bermuda exempted company

By: /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

Exhibit 10.24(b)

Execution Version
CITIBANK, N.A.,
as Administrative Agent

By: /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

CITIBANK, N.A.,
as Collateral Agent

By: /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

CITIBANK, N.A., as Securities Intermediary

By: /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

citibank, n.a., as Depositary
By: /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

CITIBANK, N.A.,
as a Lender

By: /s/ Michael Leonard
Name: Michael Leonard
Title: VP

Exhibit 10.24(b)

Execution Version
BARCLAYS BANK PLC, as a Lender

By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

Exhibit 10.24(b)

Execution Version
MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Margaret Stock
Name: Margaret Stock
Title: Vice President

Exhibit 10.24(b)

Execution Version
ANNEX 1

if to the Borrowers and/or any Guarantor:

c/o Frontier Airlines, Inc.
4545 Airport Way
Denver, Colorado 80239
Attn: Howard Diamond, General Counsel
Email: ###,
with copies (which shall not constitute notice) to:

Walkers Corporate (Bermuda) Limited
Park Place
55 Par-la-Ville Road
Hamilton HM11
Bermuda

and

Latham & Watkins LLP
555 Eleventh Street NW, Suite 1000
Washington D.C. 20004
Attn: Benjamin Berman; Jen Kent
Email: ###; ###